                                                                    EXHIBIT 24.0

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of October, 2001.



                                                       /s/ J.A. Bernards
                                                     -------------------------
                                                     James A. Bernards





                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14 day of October, 2001.



                                                       /s/ J.A. Elftmann
                                                     -------------------------
                                                     Joel A. Elftmann

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10 day of October, 2001.



                                                        /s/ K Rajagopal
                                                     ---------------------------
                                                     Dr. Krishnamurthy Rajagopal




                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2001.



                                                      /s/ Terrence W. Glarner
                                                    ----------------------------
                                                    Terrence W. Glarner



                                      (2)

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of October, 2001.



                                                          /s/ D Mitchell
                                                        ------------------------
                                                        Donald S. Mitchell





                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12 day of October, 2001.



                                                           /s/ C Wofford
                                                         -----------------------
                                                         Charles R. Wofford








                                       (3)

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution, for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual Report on Form 10-K for the fiscal year ended August 25, 2001 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31 day of October, 2001.



                                                          /s/ W Maris
                                                        ------------------------
                                                        Willem D. Maris







                                      (4)